                                SCHEDULE 14A
                               (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant To Section 14(A) Of The Securities
                  Exchange Act Of 1934 (Amendment No.   )

    Filed by the Registrant  [ X ]
    Filed by a Party other than the Registrant   [  ]

    Check the appropriate box:
    [   ]  Preliminary Proxy Statement
    [   ]  Confidential, For Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
    [ X ]  Definitive Proxy Statement
    [   ]  Definitive Additional Materials
    [   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE PEREGRINE REAL ESTATE TRUST
-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                        THE PEREGRINE REAL ESTATE TRUST,
                           D.B.A. WINSHIP PROPERTIES

                                 1300 Ethan Way
                                   Suite 200
                         Sacramento, California  95825

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 5, 1999

     The Annual Meeting of Shareholders of The Peregrine Real Estate Trust, d.b.a. WinShip Properties (the "Trust"), will be held at the Holiday Inn --Sacramento I-80 (Northeast), 5321 Date Avenue, Sacramento, California, 95841, on Tuesday, January 5, 1999, at 9:00 a.m. local time, for the following purposes:

     1.   To elect five Trustees for a term of one year.

     2. To ratify the appointment of the Trust's independent certified public accountants.

     3. To consider and vote upon a proposal to approve the adoption of The Peregrine Real Estate Trust 1998 Long Term Incentive Plan (the "Incentive Plan").

     4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Trustees has fixed the close of business on December 9, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

     The Trust's Annual Report on Form 10-K for the year ended December 31, 1997 accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement. You are requested to date, complete and sign the enclosed proxy, which is solicited by the Trust's Board of Trustees, and return it promptly in the enclosed envelope. Shareholders who execute and return proxies retain the right to revoke them at any time prior to the voting thereof.

                                             BY ORDER OF THE BOARD OF TRUSTEES

                                             /s/ ROGER D. SNELL

1300 Ethan Way, Suite 200                    Secretary
Sacramento, California  95825
December 14, 1998

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                      THE PEREGRINE REAL ESTATE TRUST,
                         d.b.a. WinShip Properties


                         1300 Ethan Way, Suite 200
                       Sacramento, California  95825
                         Telephone:  (916) 929-8244

                              PROXY STATEMENT

                   FOR THE ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON JANUARY 5, 1999

                   SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees of The Peregrine Real Estate Trust, d.b.a. WinShip Properties (the "Trust"), 1300 Ethan Way, Suite 200, Sacramento, California 95825, for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, January 5, 1999 at 9:00 a.m. local time at the Holiday Inn -- Sacramento I-80 (Northeast), 5321 Date Avenue, Sacramento, California 95841. The proxies that are solicited may be revoked at any time prior to the voting thereof. All properly executed proxies received by the Trust and not revoked will be voted as directed or, if no direction is given, as recommended by the Trust. The proxies will also be voted in the discretion of the appointed proxyholders on any other matter of business properly brought before the Annual Meeting or any postponement or adjournment thereof.

     The cost of soliciting proxies in the enclosed form will be borne by the Trust. The Trust may reimburse brokerage firms or other persons representing beneficial owners of shares for their expenses incurred in forwarding solicitation materials to such beneficial owners. This Proxy Statement is first being mailed to shareholders on or about December 14, 1998.

                       STATUS OF THE TRUST; RECENT EVENTS

     In October 1994, the Trust emerged from bankruptcy under a Plan of Reorganization (the "Plan") approved by the U.S. Bankruptcy Court. Following consummation of the Plan, approximately 52% of the Trust's outstanding Common Shares of Beneficial Interest (the "Common Shares") were held among a group of secured lenders which includes The Prudential Insurance Company of America, certain entities managed by Trust Company of the West and certain partnerships of which Oaktree Capital Management, LLC is the general partner (the "Senior Lender Group") and all of the outstanding Redeemable Convertible Preferred Shares of the Trust (the "Preferred Shares"). On November 18, 1998 all of the issued and outstanding Preferred Shares were exchanged for Common Shares at an exchange rate of 1.0541145 Common Shares for each Preferred Share pursuant to an exchange agreement among the holders of the Preferred Shares and the Trust. The exchange effectively accelerated the mandatory conversion of such Preferred Shares to Common Shares which was anticipated to occur in April 1999. The Trust is also currently evaluating effecting a reorganization that would change the form of entity of the Trust and its state organization, as well as reduce the number of shareholders of the Trust. Additional information concerning the business of the Trust and the financial status of the Trust is included in the Trust's Annual Report on Form 10-K for the year ended December 31, 1997, a copy of which is included with this Proxy Statement. The Trust has been doing business as WinShip Properties and expects to seek shareholder approval of an amendment to its Declaration of Trust to change the name of the Trust to WinShip Properties at its next shareholders meeting.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of December 9, 1998, the record date for determining shareholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote on the matters described herein a total of 22,552,440 Common Shares. Each holder of Common Shares shall be entitled to one vote for each share held on the record date, except that, for the election of Trustees, subject to the requirements described below, each holder of such shares may be entitled to cumulative voting rights, under which he or she would have as many votes as equals the number of shares held, multiplied by five (the number of trustee positions to be filled by the holders of the Common Shares), all of which votes may be cast for a single candidate or distributed among any or all of the candidates in such proportions as such shareholder sees fit. However, no shareholder will be entitled to cumulate votes with respect to a candidate unless the candidate's name was placed in nomination prior to the voting and unless the shareholder has given notice at the meeting (prior to the voting) of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

     A majority of the outstanding Common Shares, represented in person or by proxy, will constitute a quorum. Votes at the Annual Meeting will be tabulated by one or more independent inspectors of election appointed by the Trust. Abstentions and votes withheld by brokers in the absence of instructions from street-name holders (broker non-votes) will be included in the determination of shares present at the Annual Meeting for purposes of determining the presence of a quorum, i.e., a majority of the shares outstanding on the record date. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

     As a result of the recent conversion of the Preferred Shares into Common Shares, certain Shareholders of the Trust (the "Controlling Shareholders") hold 20,232,526 Common Shares, or 89.7% of the issued and outstanding Common Shares of the Trust, as of December 9, 1998, which will enable the Controlling Shareholders to control the vote of the Shareholders with respect to the proposals contained herein. The Controlling Shareholders include certain entities of which D. Richard Masson, a trustee of the Trust, is the general partner or principal. See "Security Ownership of Certain Beneficial Owners and Management."

     The election of trustees will require the affirmative vote of a majority of Common Shares voting in person or by proxy, and all other matters on which holders of Common Shares are entitled to vote may also be authorized by the affirmative vote of the holders of a majority of such shares voting in person or by proxy.

     Any proxy given pursuant to this solicitation may be revoked by a shareholder prior to the voting at the Annual Meeting by giving written notice to the Secretary of the Trust, by submitting another proxy bearing a later date, or upon oral request at the Annual Meeting.

                               ELECTION OF TRUSTEES


                        (PROXY STATEMENT PROPOSAL NO. 1)

     At the Annual Meeting, the holders of Common Shares will have the right to elect five (5) Trustees for a term of one year or until their successors are elected and qualified.

     The five persons proposed by the Board of Trustees for election by holders of the Common Shares (the "Nominees") are listed below, together with summary biographical information. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the Nominees. All of the Nominees have consented to being named in this Proxy Statement, and to serve as Trustees if elected. Although it is not contemplated that any of the Nominees will subsequently decline or be unable to serve as a Trustee, in either event, the proxies will be voted by the proxyholders for such other persons as may be designated by the Board of Trustees.

NOMINEES

     The following table sets forth certain information as of December 1, 1998 with respect to the Nominees.


 NAME                               AGE            POSITION
 ----                               ---            --------
 Michael Joseph                     42             Trustee

 D. Richard Masson                  40             Trustee

 Carson R. McKissick                66             Trustee

 Roger D. Snell                     42             Chairman of the Board, Chief
                                                   Executive Officer, President
                                                   and Acting Secretary

 Matthew L. Witte                   41             Trustee

     MICHAEL C. JOSEPH, Mr. Joseph joined E.S. Merriman & Sons, a mortgage banking firm in San Francisco, in January 1994 to form Merriman Mortgage Partners, the mortgage brokerage arm of E.S. Merriman & Sons. Prior to forming Merriman Mortgage Partners, he was Regional Director of the San Francisco office of Grubb & Ellis Financial Services, the mortgage brokerage division of Grubb & Ellis, where he managed the Northern California mortgage operation for nine years. Before joining Grubb & Ellis Financial Services, Mr. Joseph was a construction lender with Continental Illinois National Bank and Trust in Chicago. He is a graduate of Lafayette College with an MBA from the Wharton School.

     D. RICHARD MASSON. Mr. Masson has been a Principal of Oaktree Capital Management, LLC since 1995. Prior to the founding of Oaktree, he was a partner of TCW Special Credits and served as a Managing Director of Trust Company of the West and TCW Asset Management Company ("TAMCO"), wholly owned subsidiaries of The TCW Group Inc., in various other capacities since 1988. TCW Special Credits serves as a general and investment advisor to certain limited partnerships, trusts, and accounts invested in the securities and debt obligations of financially distressed companies. Mr. Masson currently serves as a member of the Board of Directors of Aureal Semiconductor.

     CARSON R. MCKISSICK. Mr. McKissick has been Senior Advisor of Trust Company of the West, an investment management company, since 1992. Prior thereto, he was Managing Director of the Mergers and Acquisitions Department of Citibank. Mr. McKissick currently serves as a member of the Board of Directors of Alexander & Baldwin, Inc.

     ROGER D. SNELL. Mr. Snell was elected as a Trustee in February 1997 and Chairman of the Board, Chief Executive Officer, President and Acting Secretary of the Trust in June 1997. Mr. Snell is the founder and principal of Snell&Co., a firm focused on real estate investment, advisory, and development. Prior to founding Snell&Co in 1996, he was Chairman of the Board, President and Chief Executive Officer of Pacific Gateway Properties from 1992-1995. Between 1985 and 1992, Mr. Snell was a Partner with Paragon Group. Mr. Snell has a bachelor of science degree from the University of California at Berkeley and an MBA from the Harvard Business School.

     MATTHEW L. WITTE. Mr. Witte has been a Director and an Officer of Marwit Capital, a private investment firm with diversified holdings ("Marwit"). He was appointed President/CEO of Marwit in April 1994 and is responsible for managing Marwit's day-to-day operations. He also serves as a member of Marwit's Investment Committee. He is currently President of the Western Regional Association of SBICs and a member of the NASBIC Board of Governors. In 1998, Mr. Witte also formed Transpac Partners, LLC to acquire real estate in Japan in partnership with US institutional investors. Prior to becoming President of Marwit, Mr. Witte was a General Partner in the Related Companies, a real estate investment and development firm with offices in New York and California, and previously, the director of Development for Grosvenor International, an investment affiliate of the Grosvenor Estate of London. Mr. Witte also formed Princeville Partners, LLC to pursue large scale urban development projects in partnership with various institutional investors. He is a graduate of Cornell University, and is member of the Southland Venture Alliance, and is a Director of Infotec Commercial Systems, New West Communications, Inc. H&W Foods, Inc., and Signature Theatres LLC.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE NOMINEES.


            RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                       (PROXY STATEMENT PROPOSAL NO. 2)

          On September 15, 1997, Coopers & Lybrand L.L.P. ("C&L") was terminated as the Trust's independent accountant. The decision to change independent accountants was approved by the Trust's Audit Committee on September 9, 1997. C&L's report on the Trust's financial statements for the fiscal years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not modified or qualified as to audit scope or accounting principle, however, it was modified as to uncertainty surrounding the Trust's ability to continue as a going concern. During the fiscal year ended December 31, 1996 and interim periods ended March 31, 1997 and June 30, 1997, there were no disagreements with C&L on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which would have caused it to make a reference to the subject matter of the disagreement in connection with its report. In C&L's Report to the Audit Committee for the fiscal year ended December 31, 1996, C&L reported that the Trust's management had disagreed with their conclusion regarding the existence of significant uncertainty about the Trust's ability to continue as a going concern. C&L's report on the Trust's financial statements for the year ended December 31, 1995, as contained in its Annual Report on Form 10-K, was modified as to the uncertainty surrounding the Trust's ability to continue as a going concern. C&L's termination was not related to such disagreement. C&L performed certain agreed-upon procedures with respect to the Trust's March 31, 1997 quarterly financial statements and disclosures as contained in the Trust's Form 10-Q as of that date. The Trust is not aware of any disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          Deloitte & Touche L.L.P. ("D&T") was appointed by the Trust's Audit Committee as the new independent accountant effective September 19, 1997. During the fiscal years ended December 31, 1995 and 1996 and the quarters ended March 31, 1997 and June 30, 1997 (the Trust's two most recent fiscal years and the subsequent interim periods prior to C&L's termination) the Trust did not consult with D&T regarding the application of principles to a specified transaction or the type of audit opinion that might be rendered on the Trust's financial statements.

          Representatives of D&T are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from shareholders.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

                            APPROVAL OF THE ADOPTION
                       OF THE PEREGRINE REAL ESTATE TRUST
                         1998 LONG-TERM INCENTIVE PLAN
                        (PROXY STATEMENT PROPOSAL NO. 3)

     The Board has approved and the Trust has adopted, subject to stockholder approval, The Peregrine Real Estate Trust 1998 Long-Term Incentive Plan. A general description of the basic features of the Incentive Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the Incentive Plan which is appended in full to this Proxy Statement.

PURPOSE

     The purpose of the Incentive Plan is to further and promote the interests of the Trust, its subsidiaries and its shareholders by enabling the Trust and its subsidiaries to attract, retain and motivate employees, trustees and consultants or those who will become employees, trustees or consultants, and to align the interests of those individuals and the Trust's shareholders. To do this, the Incentive Plan offers performance-based incentive awards and equity-based opportunities to provide such persons with a proprietary interest in maximizing the growth, profitability and overall success of the Trust and its subsidiaries.

NUMBER OF SHARES

     The maximum total number of Common Shares as to which awards may be granted will not exceed two million (2,000,000) shares. During any calendar year, no individual may be granted stock options under the Incentive Plan to acquire more than two million (2,000,000) Common Shares. In addition, during the term of the Incentive Plan, each individual participant may not receive awards of Options, in excess of two million (2,000,000) shares. The limits on the numbers of shares described in this paragraph are subject to proportional adjustment to reflect certain stock changes, such as stock dividends and stock splits.

     If, however, any awards expire or terminate unexercised, the Common Shares allocable to the unexercised or terminated portion of such award shall again be available for awards under the Incentive Plan to the extent of such expiration or termination, subject to certain limitations under the Incentive Plan.

ADMINISTRATION

          The administration, interpretation and operation of the Incentive Plan will be vested in a committee of the Board of Trustees of the Trust (the "Committee") comprised of not less than two of the then members of the Board of Trustees (the "Board") who are non-employee directors (within the meaning of SEC Rule 16b-3(b)(3)). Members of the Committee will serve at the pleasure of the Board, which at any time may remove or add members to it.
The day-to-day administration of the Incentive Plan may be carried out by persons designated by the Committee.

ELIGIBILITY

          All employees, trustees and consultants of the Trust are eligible to receive awards under the Incentive Plan. Awards under the Incentive Plan will be made by the Committee. Awards, if made, will be pursuant to individual award agreements between the Trust and each participant.

AWARDS UNDER THE INCENTIVE PLAN

          Awards under the Incentive Plan will consist of the stock options, which are described below. All awards will be evidenced by an agreement approved by the Committee. In the event of any change in the outstanding Common Shares of the Trust by reason of certain stock changes, including without limitation stock dividends and stock splits, the terms of awards and number of shares of any outstanding award may be equitably adjusted by the Board in its sole discretion. Except as set forth below under "1998 Stock Option Grants," no determination has been made as to future awards which may be granted under the Incentive Plan, although it is anticipated that recipients of awards will include the current executive officers of the Trust.

          A stock option is an award that entitles a participant to purchase Common Shares at a price fixed at the time the option is granted. Stock options granted under the Incentive Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options. Stock option awards subject to performance criteria are intended to be "qualified performance-based compensation" and shall be paid solely on account of the attainment of one or more pre-established performance goals.

          The exercise price and other terms and conditions of such options will be determined by the Committee, and in the case of incentive stock options, such exercise price will not be less than 100 percent, nor less than 110 percent in the case of a 10 percent shareholder, of the fair market value of the Common Shares on the date of the grant. No term of any incentive stock options shall exceed ten years after grant (five (5) years, in the case of a 10 percent shareholder). An option under the Incentive Plan does not provide an optionee any rights as a shareholder and such rights will accrue only as to shares actually purchased through the exercise of an option.

          Exercise of an option will result in the cancellation of the related option to the extent of the number of shares in respect of which such option has been exercised. Unless otherwise determined by the Committee or provided in the relevant award agreement, stock options shall become exercisable over a three year period from the date of grant with 33 1/3% vesting on each anniversary of the grant in that time period.

          Payment for shares issuable pursuant to the exercise of an option may be made either in cash, or if permitted by the Committee, by tendering either a fully-secured promissory note or Common Shares owned by a participant for at least six months or some other form of payment acceptable to the Committee. The Committee may also allow participants to simultaneously exercise stock options and sell the Common Shares acquired thereby, pursuant to a "cashless exercise" arrangement.

FORFEITURE UPON TERMINATION

          Unless otherwise provided in the relevant award agreement or in a participant's then-effective employment agreement, if a participant's employment is terminated for any reason, any unexercisable option shall be forfeited and canceled by the Trust. Such participant's right to exercise any then-exercisable option will terminate ninety days after the date of termination (but not beyond the stated term of such stock option); provided, however, the Committee may (to the extent options were exercisable on the date of termination) extend such periods, but not beyond the stated term of such option. If a participant dies, becomes totally disabled or retires, such participant (or the estate or other legal representative of the participant), to the extent the options are exercisable immediately prior to the date of death, total disability or retirement, will be entitled to exercise any stock options for a one year period following such death, disability or retirement, but not beyond the stated term of such option.

AMENDMENT, SUSPENSION OR TERMINATION OF THE INCENTIVE PLAN

          The Board of Trustees may suspend or terminate the Incentive Plan (or any portion thereof) at any time and may amend the Incentive Plan at any time in such respects as the Board may deem advisable to insure that any awards conform to or otherwise reflect any change in applicable law or regulations, or in any other respect the Board may deem to be in the best interests of the Trust or any subsidiary. No amendment, suspension or termination by the Board of Trustees shall (a) materially adversely affect the rights of any participant, without the consent of such participant, or
(b) make any change that would disqualify the Incentive Plan from the benefits provided under Sections 422 and 162(m) of the Code, respectively.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN

          INCENTIVE STOCK OPTIONS. Stock options granted under the Incentive Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. No income is recognized by the optionee upon the exercise of an incentive stock option if the holding period requirements contained in the Incentive Plan and in the Code are met, including the requirement that the optionee remain an employee of the Trust (or a subsidiary) during the period beginning with the date of the grant of the option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

          Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the second anniversary of the date of grant of the option and after the end of the one-year period beginning on the day after the day the shares are issued to the optionee, any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Trust (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price. Generally, if the shares are disposed of by the optionee in a taxable disposition within the two-year period beginning on the date of grant or within the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Trust will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee. Any remaining amount realized will be either short-term or long-term capital gain or loss, depending on the holding period of the shares disposed. If the optionee's amount realized is less than the option price, the excess of the option price over such amount realized will be either short-term or long-term capital gain or loss, again depending on the holding period of the shares disposed. In the latter case the Trust would not be allowed any deduction under Section 162 of the Code.

          If an optionee has not remained an employee of the Trust during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

          NON-QUALIFIED STOCK OPTIONS. Upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Trust will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will equal the option price plus the amount of ordinary income recognized upon the exercise of such option.

          If an optionee elects to tender Common Shares in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs within two years after the date of grant of the option or one year after the tendered shares were acquired, the tender of such shares in partial or full payment of the option price will be a taxable disposition with the tax consequences described above under "Incentive Stock Options" for taxable dispositions within two years after the date of grant of the option or one year of shares acquired upon the exercise of an incentive stock option.

          If the optionee tenders shares upon the exercise of an option which would result in the receipt of compensation by the optionee, as described above under the caption "Non-Qualified Stock Options", the optionee will recognize compensation taxable as ordinary income and the Trust will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

          LIMITS ON DEDUCTIONS. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Trust in the year for which a deduction is claimed by the Trust (including its subsidiaries) is limited to $1,000,000 per person in any year, except that certain compensation which is qualified performance-based compensation (within the meaning of Section 162 (m)) will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Trust to claim a deduction for compensation paid to any other executive officer or employee of the Trust (including its subsidiaries) is not affected by this provision.

          The Trust has structured the Incentive Plan so that any compensation for which the Trust may claim a deduction in connection with the exercise of non-qualified stock options and the disposition by an optionee of shares acquired upon the exercise of incentive stock options will be performance-based within the meaning of Section 162(m) of Code.

          The recognition by an employee of compensation income with respect to a grant or an award under the Incentive Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Incentive Plan, uses Common Shares to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such Common Shares.

1998 STOCK OPTION GRANTS

          On April 22, 1998, the Trust approved a grant to Roger D. Snell of the option to purchase 850,000 Common Shares at an exercise price of $0.25 per share (the fair market value of the Common Shares on the date of the grant). The grant of the options to Mr. Snell is conditioned upon the approval of the Incentive Plan by the Trust's shareholders. The options vest and become exercisable in four equal annual installments, the first of which vested on September 30, 1997, the execution date of Mr. Snell's employment contract with the Trust, and the remainder of which shall vest in equal annual installments upon the first, second and third anniversary of execution of the employment agreement. The options expire on September 30, 2007.
Prior to expiration, any unexercisable portion of Mr. Snell's options shall immediately vest and become exercisable upon the occurrence of a "Change in Control" or upon the termination of Mr. Snell's employment "without cause." Upon the termination of Mr. Snell's employment as a result of the expiration of the term of Mr. Snell's employment agreement, death or disability of Mr. Snell or "for cause," any then unexercisable portion of the options shall immediately terminate.

EFFECTIVE DATE

          The Incentive Plan became effective on July 7, 1998, the date of its adoption by the Board of Trustees, subject to shareholder approval. The Incentive Plan will terminate on July 7, 2008, except with respect to awards then outstanding. After such date no further awards will be granted under the Incentive Plan unless the Incentive Plan is extended by the Board of Trustees.

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE INCENTIVE PLAN.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of December
1, 1998 with respect to the beneficial ownership of the outstanding Common Shares of Beneficial Interest and Preferred Shares by (i) all persons known by the Trust to own more than five percent of either class of shares, or to be a member of a group that owns more than five percent of either class of shares, based on information furnished by such persons or contained in filings made with the Securities and Exchange Commission, (ii) by each officer described in the Summary Compensation Table (the "Named Executive Officers"), and (iii) by the Trustees and Named Executive Officers as a group:

                                                                         AMOUNT AND
                                                                    NATURE OF BENEFICIAL
 NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                OWNERSHIP(2)          PERCENT OF CLASS
 ---------------------------------------                            --------------------      ----------------
 TCW Group, Inc. (3) .........................................             8,647,723                   38.3%
 865 South Figueroa Street
 Los Angeles, California 90017

 Oaktree Capital Management, LLC (4) .........................             6,196,188                   27.5%
 550 South Hope Street, Floor #22
 Los Angeles, California 90071

 The Prudential Insurance Company of America (5) .............             5,388,614                   23.9%
 9th Floor, Four Gate Center
 100 Mulberry Center
 Newark, NJ 07102-4069

 Roger D. Snell ..............................................               431,666                    1.9%
   President, Chief Executive Officer, Chairman of
   the Board of Trustees, and Acting Secretary (6)

 D. Richard Masson, Trustee (7) ..............................                     -                       *

 Michael C. Joseph, Trustee (8) ..............................                 6,666                       *

 Carson R. McKissick, Trustee (8) ............................                13,333                       *

 Matthew L. Witte, Trustee (8) ...............................                13,333                       *

 Scott M. Haskins (9) ........................................                25,000                       *

 Joseph Mock .................................................                10,000                       *
 Former President and Chief Executive Officer

 Named Executive Officers and Trustees as a Group (10 persons)(8)            499,998                    2.2%

 ---------------


 *   Less than 1%.

(1) Unless otherwise indicated, the address of each of the securityholders listed in the table above is: c/o The Peregrine Real Estate Trust, d.b.a. WinShip Properties, 1300 Ethan Way, Suite 200, Sacramento, California 95825.

(2) As used in the table above, a beneficial owner includes any person who directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting, of such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(3) TCW Group, Inc., is a holding company of entities involved in the principal business of providing investment advice and management services to various entities, including among others, TCW Asset Management Company ("TAMCO") and Trust Company of the West. TAMCO, is managing general partners of TCW Special Credits and therefore may be deemed to be a beneficial owner of 5,966,926 or 26.5% of the Common

     Shares. Trust Company of the West is an investment advisor and provides investment advice and management services to institutional and individual investors, including TCW Special Credits Trust IV which directly owns 2,161,932 or 9.6 % of Common Shares and TCW Special Credits Trust IVA which directly owns 518,865 or 2.3% of Common Shares and therefore Trust Company of the West may be deemed to be a beneficial owner of 2,680,797 or 11.9% of the Common Shares. TCW Special Credits provides investment advice and management services to, and this is the general partners of, several limited partnerships including TCW Special Credits Fund IV which directly owns 2,507,837 or 11.1% of the Common Shares, TCW Special Credits Plus Fund which directly owns 2,680,795 or 11.9% of the Common Shares and a third party account which directly owns 778,294 or 3.5% of the Common Shares. Therefore, TCW Special Credits may be deemed to be a beneficial owner of 5,966,926 or 26.5% of Common Shares (all the foregoing entities comprise the "TCW Related Entities"). The TCW Related Entities may be deemed to be beneficially owned by TCW Group, Inc., for purposes of the reporting requirements of the Securities Exchange Act of 1934. Robert
     Day is Chairman of the Board and Chief Executive Officer of the TCW Group, Inc., and may be deemed to control the TCW Group, Inc., although Mr. Day expressly disclaims such control and disclaims beneficial ownership of any securities beneficially owned by TCW Group, Inc.

(4) Oaktree Capital Management, LLC ("Oaktree") is the investment manager and the general partner for OCM Real Estate Opportunities Fund A, LP, which directly owns 2,044,744 or 9.1% of the Common Shares and OCM Real Estate Opportunities Fund B, LP., which directly owns 3,531,825 or 15.7% of the Common Shares. Oaktree is also the investment manager of a third party account which directly owns 619,619 or 2.7% of the Common Shares. The funds and accounts which Oaktree manages may be deemed to be beneficially owned by Oaktree for purposes of the reporting requirements of the Securities Exchange Act of 1934.

(5) The Prudential Insurance Company of America directly owns 1,643,962 or 7.3% of the Common Shares and is the asset manager and principal beneficiary of the Gateway Recovery Trust which directly owns 3,744,652 or 16.6% of the Common Shares, and, therefore, The Prudential Insurance Company of America may be deemed to be a beneficial owner of such securities for purposes of the reporting requirements of the Securities Exchange Act of 1934.

(6) Includes options to purchase 431,666 Common Shares, all of which are immediately exercisable.

(7) D. Richard Masson is a general partner of TCW Special Credits and a principal of Oaktree Capital Management, LLC and therefore, may be deemed to control 5,966,926 of the Common Shares of TCW Special Credits, or 26.5% of the outstanding Common Shares of the Trust, and 6,196,188 of the Common Shares of Oaktree Capital Management, LLC, or 27.5% of the outstanding Common Shares of the Trust. Mr. Masson expressly disclaims such control and disclaims beneficial ownership of any securities beneficially owned by TCW Special Credits or Oaktree Capital Management, LLC.

(8) Represents options to purchase Common Shares held by the respective Trustee, all of which are immediately exercisable.

(9)  Scott Haskins' employment with the Trust ended in October 1998.

           INFORMATION REGARDING THE BOARD OF TRUSTEES AND COMMITTEES

          The Board of Trustees has established a Compensation Committee, and an Audit Committee, and has a less formal working group, a Special Committee.

          The Compensation Committee, whose current members are D. Richard Masson and Michael C. Joseph, met at the time of the Board's regularly scheduled monthly meetings during 1997. This committee is responsible for establishing the Trust's executive compensation policies and for administration of such policies.

          The Audit Committee, whose current members are Carson R. McKissick and Matthew L. Witte, held two meetings in 1997. The committee's duties are to (1) review the Trust's accounting policies and practices and the adequacy of internal controls with the Trust's management and independent accountants;
(2) review the scope and the results of the annual examination performed by the independent accountants; and (3) make recommendations to the Board of Trustees regarding the appointment of the independent accountants and approval of the services performed by the independent accountants, and fees related thereto.

          The Special Committee, whose current members are Michael C. Joseph, Carson R. McKissick and Matthew L. Witte, was authorized to negotiate and oversee the exchange of the Senior Lender Group's Preferred Shares for Common Shares. The Special Committee was formed in 1998 and did not hold any meetings in 1997. The Special Committee is also authorized to review and approve proposed terms of a reorganization of the Trust into a limited partnership, corporation or other entity, and a reverse stock split or other transaction that would reduce the number of shareholders of the Trust.

          The Board of Trustees held a total of eight meetings during the last fiscal year. Each current Trustee attended at least 75% of the aggregate of the meetings of the Board and the meetings of the committees of which he was a member.

                            COMPENSATION OF TRUSTEES

          During 1997 and 1998, each Independent Trustee (a Trustee who was not a full-time employee of the Trust or any subsidiary of the Trust) was paid $5,000 per quarter, $1,000 for each full-day Board of Trustees meeting attended, and $500 for each half-day Trustee meeting or telephone conference call participated in, or each committee meeting attached ("Normal Trustee Fees"). Each Trustee was also reimbursed for out-of-pocket expenses. Pursuant to Oaktree Capital Management's policy, Mr. Masson was not paid Normal Trustee Fees, instead, such fees were retained by the Trust and will be donated to charitable organizations.

          Under the terms of the Trust's Stock Option Plan, each of the current independent Trustees was granted an initial option to purchase 6,666 Common Shares upon their appointment or election to the Board of Trustees at $2.00 per share. These options vest on their grant date and are exercisable at any time during the option period, which expires on the tenth anniversary of the option grant date. The Trust also grants each independent trustee a similar option to purchase 6,667 Common Shares on each of the first and second anniversaries of the date of their initial grant of options. No outstanding options were exercised during 1998, 1997, 1996, or 1995. Pursuant to Oaktree Capital Management's policy, Mr. Masson was not granted options upon his election as Trustee.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's Trustees and executive officers, and persons who own more than ten percent (10%) of a registered class of the Trust's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of all equity securities of the Trust.

          To the Trust's knowledge, based solely on review of the copies of such reports furnished to it and written representations that no other reports were required during the fiscal year ended December 31, 1997, each of the Trust's Trustees, executive officers and greater than ten percent shareholders complied with the applicable Section 16(a) filing requirements other than Kevin Bond, who did not make a timely filing of a Form 3, and Carson McKissick and Matthew Witte, who did not timely file reports reflecting receipt of options granted to them as Trustees in 1997.

                            CERTAIN RELATIONSHIPS
                        AND RELATED-PARTY TRANSACTIONS

          In November 1998, the Trust entered into an exchange agreement with the holders of the Preferred Shares wherein such holders agreed to exchange all of their Preferred Shares for Common Shares. The exchange agreement effectively accelerated the mandatory conversion of the Preferred Shares for Common Shares which was to occur in April 1999. As a result, all of the issued and outstanding Preferred Shares have been converted to Common Shares per the following: 1) TCW Group, Inc. exchanged 7,165,496 Preferred Shares in receipt of 7,553,253 Common Shares, and together with Common Shares owned prior to the exchange, may be deemed to be a beneficial owner of 38.3% of the Common Shares; 2) Oaktree Capital Management, LLC exchanged 5,134,156 Preferred Shares in receipt of 5,411,988 Common Shares, and together with Common Shares owned prior to the exchange, may be deemed to be a beneficial owner of 27.5% of the Common Shares and The Prudential Insurance Company of America exchanged 4,464,483 Preferred Shares in receipt of 4,464,483 Common Shares, and together with Common Shares owned prior to the exchange, may be deemed to be a beneficial owner of 23.9% of the Common Shares. See "Security Ownership of Certain Beneficial Owners and Management".

          Michael Joseph, a Trustee of the Trust, engages in real estate financing transactions and may from time to time assist the Trust in locating financing. In connection with such activities, the Trust may pay Mr. Joseph a finders or other fee. The Trust has not made any such payments to Mr. Joseph to date.

          The Trust and CalREIT, a former subsidiary of the Trust, were parties to a cost allocation agreement wherein they shared certain costs, including personnel costs, for which CalREIT reimbursed the Trust based on respective asset values. In January 1997, following the Trust's sale of its 76% stock ownership interest in CalREIT, the cost allocation agreement between the Trust and CalREIT was terminated. Subsequent to the termination of the cost allocation agreement, the Trust charged CalREIT $1,600 for direct services provided by the Trust employees based upon computed hourly rates, including taxes and benefits.

          During a portion of 1997, the Trust utilized the services of certain of its former independent Trustees in connection with an analysis of alternative operating strategies, asset dispositions, and day-to-day management activities. In connection with the consulting services performed, the following amounts were paid to such former Trustees (or affiliated companies) during 1997:


                                                                          1997
                                                                        -------
     The McMahan Group (John McMahan, former Trustee)                   $ 9,000
     John F. Salmon, former Trustee                                       6,000
     The Presidio Group (Kenneth T. Seeger, former Trustee)              59,000
     Hickey & Hill, Inc. (E. Lawrence Hill, Jr., former Trustee)          5,000

                                      12

                              EXECUTIVE OFFICERS

          The names and ages of all executive officers and principal occupation and business experience during at least the last five years for each are set forth below:


 Name                            Age                 Position
 ----                            ---                 --------
 Roger D. Snell                   42      President, Chief Executive Officer,
                                          Chairman of the Board of Trustees of
                                          the Trust and Acting Secretary

 Kevin Bond                       45      Vice President of Hotel Operations

 Larry Knorr                      46      Vice President, Chief Accounting
                                          Officer, Assistant Secretary

 Ross Berry                       37      Vice President


ROGER D. SNELL, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHAIRMAN OF THE BOARD OF TRUSTEES OF THE TRUST. For information about Mr. Snell's professional background see "Election of Trustees."

KEVIN BOND, VICE PRESIDENT OF HOTEL OPERATIONS. Mr. Bond was hired by the Trust in August 1997 as the Vice President of Hotel Operations. He is responsible for overseeing the daily management of the Trust's hotel properties. Prior to joining the Trust, he served as General Manager for the 308-room Radisson Suite Hotel in Tucson, which is owned by Pacific Gateway Properties, from October 1992 to July 1997. Before becoming the General Manager, he was resident manager from December 1985 to September 1992 and prior to that he had ten years of hotel work experience with Marriott Hotels. Mr. Bond received his BS degree in Business Administration from Arizona State University.

LARRY KNORR, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. Mr. Knorr was hired by the Trust in June 1998 as the Vice President, Chief Accounting Officer and Assistant Secretary for The Peregrine Real Estate Trust. He is responsible for overseeing all aspects of accounting and financial controls of the Trust.
 Prior to joining the Trust, he served as Controller for Classic Development Corporation in Irvine, California, a single-family home builder and owner of apartments and commercial projects since 1996. Before joining Classic Development, Mr. Knorr was Vice President and Controller for Paragon Group Property Services from 1983 to 1995. Mr. Knorr holds a Masters of business administration from Boston University and a bachelor of arts in psychology from Ohio University.

ROSS BERRY, VICE PRESIDENT. Mr. Berry was hired by the Trust in January 1998 as a Vice President and is responsible for all project management of a number of the Trust's properties including redevelopment, leasing, construction management, financial analysis and disposition. Prior to joining the Trust, Mr. Berry was a Senior Asset Manager for Burnham Pacific Properties, a New York Stock Exchange listed real estate investment trust from July 1996 to December 1997. Before his tenure at Burnham Pacific Properties, he was a Vice President of Janss Corporation, a private real estate developer based in Santa Monica, CA from February 1993 to July 1995 . Prior to joining Janss Corporation, Mr. Berry was a Vice President of The Yarmouth Group from August 1988 to July 1992. Mr. Berry holds a Masters of business administration from the Kellogg School of Management at Northwestern University and a bachelor of science in Economics, System Engineering from University of California at Los Angeles.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

          The following Summary Compensation Table shows for the years ended December 31, 1997, 1996, and 1995, the annual compensation paid by the Trust to the Chief Executive Officer and the four other most highly compensated executive officers of the Trust who earned more than $100,000 during 1997 (collectively, the "Named Executive Officers").

                                                                                                  LONG-TERM
                                                             ANNUAL COMPENSATION                 COMPENSATION
                                                                                                   Number of
                                                                                                   Securities
       Name And                                                               Other Annual         Underlying         All Other
  Principal Position           Period            Salary           Bonus       Compensation          Options          Compensation
 -------------------    --------------------    --------       ---------      ------------       ------------        ------------
 Roger D. Snell         May 31, 1997            $145,833          None           None            6,666 Shares(1)      $14,333(2)
 President and Chief    to December 31, 1997
 Executive Officer
 from May 31, 1997
 to December 31,
 1997

 Joseph M. Mock,        January 1, 1997 to      $ 75,000          None           None                None              49,500(3)
 Chief Executive        May 30, 1997

 Officer from June 1,   June 1, 1996 to         $105,000          None           None                None                None
 1996 to May 30,        December 31, 1996
 1997

 Scott M. Haskins       1997                    $100,000        $ 25,000         None                None                None
 Vice President

 From September 16,     September 16, 1996      $ 29,200          None           None                None                None
 1996 to December 31,   to December 31, 1996
 1997 (4)

-----------------------------------


(1) Amount represents options granted by the Trust to named individual for services as an independent Trustee prior to the date on which he was elected as President and Chief Executive Officer of the Trust.

(2) Amount represents compensation received for serving as an independent Trustee of the Trust during 1997.

(3) Amount represents $45,000 in severance pay paid in May 1997 in accordance with Mr. Mock's employment agreement and $4,500 in accrued vacation payout at the time of termination of his employment agreement.

(4)  Mr. Haskins' employment with the Trust ended in October 1998.

                            OPTIONS GRANTS IN 1997

          The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1997 to the Trust's Named Executive Officers.

                                                                                                         POTENTIAL REALIZABLE
                                                                                                        VALUE AT ASSUMED ANNUAL
                           NUMBER OF         PERCENT OF                                                  RATES OF STOCK PRICE
                          SECURITIES        TOTAL OPTIONS                                                  APPRECIATION FOR
                            GRANTED          GRANTED TO                                                      OPTION TERM*
        NAME AND          UNDERLYING        EMPLOYEES IN         EXERCISE        EXPIRATION            ------------------------
        POSITION            OPTIONS          FISCAL YEAR           PRICE            DATE                5%                10%
  ------------------      ------------      -------------      -----------    ----------------         ------------------------
  Roger D. Snell and      6,666 Shares           100%          $2.00/Share    February 1, 2007          None              None
  Chief Executive
  Officer from May 31,
  1997 to December 31,
  1997

-----------------------------------


* The potential realizable value of the options at an assumed 5% and 10% appreciation rate is below the exercise price of $2.00 per share.


              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                      AND CHANGE-IN-CONTROL ARRANGEMENTS

          Roger D. Snell currently serves as President and Chief Executive Officer of the Trust. Mr. Snell's employment began on May 31, 1997, and pursuant to a three year employment agreement dated September 30, 1997 (the "Employment Agreement") he receives a base salary of $250,000 per year. Pursuant to the Employment Agreement, Mr. Snell is eligible to receive such other additional compensation as may be determined from time to time by the Board of Trustees. In addition, Mr. Snell is entitled to receive options to purchase eight hundred fifty thousand (850,000) shares of the Trust's Common Shares at twenty-five cents ($0.25) per share, subject to the shareholders' approval of the Incentive Plan. If Mr. Snell is terminated with cause, as defined in the Employment Agreement, the only obligation of the Trust will be the payment of his base salary through the date of such termination. If Mr. Snell is terminated without cause, as defined in the Employment Agreement, he is entitled to receive the greater of (1) a lump sum payment equal to one year's base salary or (2) the unexpired portion of the base salary for the remainder of the term of the Employment Agreement, and the immediate vesting of any of the previously unvested and unexercisable options granted pursuant to the Incentive Plan as described above. In the case of a resignation resulting from a change in control, as defined in the Employment Agreement, Mr. Snell is entitled to receive the unexpired portion of the base salary for the remainder of the term of the Employment Agreement, and the immediate vesting of all previously unvested and unexercisable options granted pursuant to the Incentive Plan as described above.

          Joseph M. Mock served as President, Chief Executive Officer and Principal Accounting Officer of the Trust from June 1, 1996 through May 30, 1997, and pursuant to an employment agreement he received a salary of $15,000 per month and upon his termination received severance pay equal to three months salary.

                      REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Trustees administers the Trust's executive compensation program. The Compensation Committee is composed of a Trustee who is not an employee of the Trust.

          The objective of the Trust's executive compensation program is to develop and maintain an executive reward program which (i) contributes to the enhancement of shareholder value, (ii) is competitive with the pay practices of other industry-leading companies and (iii) attracts, motivates and retains key executives who are critical to the long-term success of the Trust. The Trust's executive compensation program has in the past consisted primarily of fixed, base compensation. The Board of Trustees has approved the Incentive Plan and a grant of options to purchase Common Shares for Mr. Snell. The Compensation Committee will grant stock based incentives to the Trust's executives pursuant to the Incentive Plan with the purpose of aligning the interests of the executives with the Trust's shareholders and encouraging superior performance of the Trust's executives by giving them the opportunity to participate in increases in the value of the equity of the Trust that may result from improved operations of the Trust.

          The Compensation Committee reviews executive compensation in light of the Trust's performance with respect to its operational and strategic goals, as well as its financial performance during 1997. In reviewing the Trust's 1997 performance, the Compensation Committee considered a variety of factors, including the Trust's successful disposition of selected real estate assets, an increase in occupancy rates at commercial properties and management of the Trust's liquidity and limited financial resources. In reviewing the Trust's performance, the Compensation Committee considered these factors, among others, as a whole without assigning specific weights to particular factors.

          Base compensation levels for the Trust's executives are determined by the Compensation Committee based on factors such as management skill, industry experience, level of responsibility and other considerations of individual performance, as well as the Trust's performance. For 1997, base salaries for the named executive officers were established by the criteria discussed above.

          The foregoing report is given by the Compensation Committee, namely:

                                        D. Richard Masson

                                        Michael C. Joseph

                             PERFORMANCE GRAPH (1)

          The line graph below compares the cumulative total return to holders of Common Shares for the period indicated with the cumulative total return in the same period of (i) the Standard & Poor's 500 Index and (ii) a peer group index composed of the companies comprising the National Real Estate Investment Trust Equity Index. The graph assumes an investment of $100 on May 8, 1995, the first date following the Trust's reorganization in bankruptcy for which Nasdaq reported closing quotations for the Common Shares, in the Trust and in the two comparison indices. "Total return" for purposes of the graph, assumes reinvestment of all dividends.





                                   [GRAPHIC]





                               FISCAL YEAR ENDING


                                    12/31/95      12/31/96   12/31/97
                                    --------      --------   --------
           The Trust                  $12.67        $2.08      $1.25

           NAREIT Equity Index        110.79       149.87     180.23

           S& P Composite             121.79       149.75     199.71

--------------------------------


(1) Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act, this Performance Graph shall not be incorporated by reference in any such filings.

                SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

          Copies of resolutions proposed by shareholders to be presented at the 1999 Annual Meeting of Shareholders must be received by the Trust at its headquarters, 1300 Ethan Way, Suite 200, Sacramento, California 95825, on or before February 1, 1999, to have such resolutions included in the proxy statement and form of proxy for such annual meeting.

                                OTHER MATTERS

          The Trust does not know of any matters other than those discussed in the foregoing materials to be brought before the Annual Meeting. If any other matters should properly come before the meeting, or at a postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their discretion.

                                              By Order of the Board of Trustees

                          FORWARD-LOOKING STATEMENTS

          This Proxy Statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by Sections 27A and 21E. All forward-looking statements involve risks and uncertainties. Although the Trust believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not materially differ from its expectations. For factors that may cause actual results to materially differ from expectations and underlying assumptions, see the Trust's periodic reports, including the Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1997, filed by the Trust with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date thereof. The Trust undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

                          INCORPORATION BY REFERENCE

          The financial and other information required pursuant to Item 13(a) of Proxy Rule 14a-101/Schedule 14A is hereby incorporated by reference in this proxy statement from the information provided in the Trust's previously filed Annual Report or Form 10-K, as amended. A copy of the Trust's Annual Report Form 10-K for the year ended December 31, 1997 has been provided herewith.

                                   EXHIBIT A

                        THE PEREGRINE REAL ESTATE TRUST

                         1998 LONG-TERM INCENTIVE PLAN

                                 *  *  *  *  *

     1. PURPOSE. The purpose of the 1998 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of The Peregrine Real Estate Trust (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, trustees and consultants or those who will become employees, trustees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers equity-based opportunities providing such employees, trustees and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

     2.1    "AWARD"  means an award or grant made to a Participant under
Section 6 of the Plan.

     2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 14.7 of the Plan in connection with the granting of an Award.

     2.3 "BOARD" means the Board of Trustees of the Company, as constituted from time to time.

     2.4 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     2.5 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

     2.6 "COMMON STOCK" means the common shares of beneficial interest of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

     2.7 "COMPANY" means The Peregrine Real Estate Trust, a California business trust, or any successor to The Peregrine Real Estate Trust.

     2.8 "DISABILITY" means disability as defined in the Participant's then effective employment agreement, or if the participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this
Section 2.8, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

     2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     2.10 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the consolidated transaction reporting system for the New York Stock Exchange, the American Stock Exchange or such other exchange or quotation system on which the Company's Common Stock is listed or quoted for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

     2.11 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

     2.12 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

     2.13 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

     2.14 "PLAN" means The Peregrine Real Estate Trust 1998 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

     2.15 "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

     2.16 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

     3.     ADMINISTRATION.

     3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) and who are Outside Directors (within the meaning of Treasury Regulation 1.162-27(a)(3)) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

     3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

     3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

     4.     TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

     4.1 TERM. The Plan shall terminate on July 7, 2008, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

     4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 11.2 of the Plan, shall not exceed 2,000,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

     4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise of Awards granted under Section 6 of the Plan determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

     5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall consist of all salaried employees, trustees and consultants, or those who will become such employees, trustees or consultants, of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company.

     6.     STOCK OPTIONS.

     6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s)"). Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

     6.2 GRANT. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Special provisions shall apply to Incentive Stock Options granted to any employee who owns

(within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

     6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

     6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

     6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months, or (c) some other form of payment acceptable to the Committee. Participants may also simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

     6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Option, or (b) provided in the Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

            - 33-1/3%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

            - 66-2/3%, on the second anniversary of the date of grant of the Stock Option, provided the participant is then employed by the Company and/or one of its Subsidiaries; and

            - 100%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

     7.     DEFERRAL ELECTIONS/TAX REIMBURSEMENTS/OTHER PROVISIONS.

     7.1 DEFERRALS. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant or exercise of any Award made under the Plan.

     7.2 PERFORMANCE-BASED AWARDS. Awards or stock options may be granted subject to performance criteria. Such performance based awards are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goals shall be the attainment of preestablished levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, "Covered Employee" has the same meaning as set forth in
Section 162(m) of the Code.

     7.3 MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this Section 7.3 are subject to adjustment under Section 11.2 and are subject to the Plan maximum under Section 4.2.

            7.3.1 PERFORMANCE-BASED AWARDS. All Participants in the aggregate may not receive in any calendar year Awards subject to performance criteria exceeding, in the aggregate, 2,000,000 underlying shares of Common Stock. The maximum amount payable in respect of such Awards in any calendar year may not exceed 2,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the aggregate to all Participants and 2,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

            7.3.2 STOCK OPTIONS. All Participants in the aggregate may not receive in any calendar year Awards of Options, in the aggregate, exceeding 2,000,000 underlying shares of Common Stock. Each individual Participant may not receive in any calendar year Awards of Options exceeding 2,000,000 underlying shares of Common Stock.

     8. DIVIDEND EQUIVALENTS. Awards of Stock Options may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

     9.     TERMINATION OF EMPLOYMENT.

     9.1 GENERAL. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Committee (in its sole discretion), or
(b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement:

            9.1.1 OPTIONS. Subject to any determination of the Committee pursuant to Section 6.6 of the Plan, if a Participant's employment with the Company terminates for any reason any then unexercisable Stock Options shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 9.1.1, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options, if any, shall terminate ninety
(90) days after the date of such termination (but not beyond the stated term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Options shall be forfeited and cancelled by the Company. The Committee, in its sole discretion, may determine that any such Participant's Stock Options, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety
(90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options, if any, at any time within the one (1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option as determined under Section 6.4).

     10. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

     11.    CHANGES IN CAPITALIZATION AND OTHER MATTERS.

     11.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary,
(e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

     11.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

     11.3   CERTAIN MERGERS.

            11.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall retain all exercisable and unexercisable Stock Options (but only to the extent not previously exercised) held by such Participant as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 11.3, including the foregoing sentence, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options as of the date of the execution of the agreement evidencing the Merger Event (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options.

            11.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section 11.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), substitute stock options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options previously granted hereunder as of the date of the consummation of the Merger Event.

            11.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options as a result of any such Merger Event, such Participant's affected Stock Options for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

            11.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

     12.    CHANGE OF CONTROL

     12.1 ACCELERATION OF AWARDS VESTING. If a Change of Control of the Company occurs the vesting of some or all Stock Options held by any Participant that are then unexercised and outstanding may be accelerated as the Committee so determines prior to the occurrence of a Change of Control. If such a determination is made, such Stock Options shall become fully vested and exercisable as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control. In addition, the Committee may provide that the vesting of Stock Options shall accelerate in the event of a Change of Control by express provision in the applicable Award Agreement.

     12.2 CHANGE OF CONTROL. For the purpose of this Agreement, "Change of Control" shall mean:

            12.2.1 The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than The Prudential Insurance Company of America, Gateway Recovery Trust, TCW Special Credits Fund IV, TCW Special Credits Plus Fund, TCW Special Credits Trust IV, TCW Special Credits Trust IVA, OCM Real Estate Opportunities Fund A, L.P., OCM Real Estate Opportunities Fund B, L.P., any of their respective affiliates or any other entity or person to which Oaktree Capital Management, LLC, provides management or investment advisory services (collectively, the "Permitted Holders"), of (a) beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (w) any acquisition pursuant to the conversion of shares of convertible preferred stock of the Company outstanding on October 10, 1998, (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or
(z) any acquisition by any corporation if, immediately following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by one or more of the Permitted Holders or other individuals or entities who immediately prior to such transaction were collectively beneficial owners of substantially all of the Common Stock and Voting Securities.

            12.2.2 Consummation of a reorganization, merger or consolidation, of the Company other than a reorganization, merger or consolidation with respect to which (a) one or more of the Permitted Holders beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 50% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation or other entity resulting from such reorganization, merger or consolidation or (b) other individuals or entities who immediately prior to such transactions were collectively beneficial owners of substantially all of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 50% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation or other entity resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

            12.2.3 Consummation of (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, wholly-owned, directly or indirectly, by the Company or one or more of the Permitted Holders or an entity owned or controlled by one or more of the Permitted Holders.

     13.    AMENDMENT, SUSPENSION AND TERMINATION.

     13.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

     13.2 AWARD AGREEMENT MODIFICATIONS. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, including, without limitation, changing or accelerating the date or dates as of which such Stock Options shall become exercisable. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

     14.    MISCELLANEOUS.

     14.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

     14.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

     14.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

     14.4 PAYMENTS TO A TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

     14.5 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

     14.6 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations.
 The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     14.7 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

     14.8 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

     14.9 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

     14.10 LOANS. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 14.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

     14.11 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

     14.12 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     I hereby appoint Roger D. Snell and Larry Knorr, and each of them or either of them, with full power to act without the other and with full power of substitution, my true and lawful proxies, to vote all the shares of The Peregrine Real Estate Trust, d.b.a. WinShip Properties, held of record by me on December 9, 1998 and to act for me and in my name, place and stead at the Annual Meeting of Shareholders to be held on Tuesday, January 5,1999, at 9:00 a.m., or any postponement or adjournment thereof, for the purpose of considering and voting upon the matters listed hereon.

     Please mark this proxy as indicated to vote on any item. If you wish to vote in accordance with the Board of Trustees' recommendations, please sign the reverse side; no boxes need to be checked.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


     1.   ELECTION OF TRUSTEES

          [ ]    For the Nominees listed       [ ]  Withhold Authority to vote
                 below (except as marked to         for all Nominees listed
                 the contrary below)                below

     Nominees:  Michael C. Joseph, D. Richard Masson, Carson R. McKissick,
                Roger D. Snell and Matthew L. Witte

     To withhold authority to vote for any individual Nominee, write the name or names in the space provided below:

                              --------------------------------------------------

     2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEARS ENDING DECEMBER 31, 1997 AND 1998.

            ___   For              ___   Against                 ____   Abstain

     3.     PROPOSAL TO APPROVE THE ADOPTION OF THE 1998 LONG-TERM INCENTIVE
            PLAN.

            ___   For              ___   Against                 ____   Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL OF THE MATTERS LISTED ABOVE, AND IN THE DISCRETION OF THE PROXYHOLDERS UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE
PROVIDED.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership's name by authorized person.

                              Dated:  ____________________________________

                              ____________________________________________
                              Signature,

                              ____________________________________________
                              Signature, if held jointly